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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  -------------

                                   FORM 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                 MARCH 14, 2000
                Date of Report (Date of earliest event reported)


                      WHITE MOUNTAINS INSURANCE GROUP, LTD.
             (Exact name of registrant as specified in its charter)

       BERMUDA                          1-8993             94-2708455
(State or other jurisdiction of      (Commission         (I.R.S. Employer
 incorporation or organization)       file number)       Identification No.)

               80 SOUTH MAIN STREET, HANOVER, NEW HAMPSHIRE 03755
                    (Address of principal executive offices)


                                 (603) 643-1567
              (Registrant's telephone number, including area code)

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   This Amendment No. 1 amends and supplements the Form 8-K Current Report originally filed on March 17, 2000, relating to the Company's announcement that it had entered into a Sale Agreement to sell its indirect, wholly-owned subsidiary, White Mountains Holdings, Inc., which controls 8,020,807 common shares and share equivalents of FSA as well as all its other holdings of FSA, to Dexia. All other items remain unchanged. Unless otherwise specified, all defined terms used herein shall have the meaning previously ascribed to them in the Form 8-K Current Report dated March 17, 2000.

   The Stock Purchase and Indemnity Agreement, the related Voting Agreement and the press release dated March 14, 2000 were previously filed as Exhibits 99.1,
99.2 and 99.3, respectively, and are incorporated by reference in their entirety.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     Item 7 is hereby amended by adding the following information:

(b)  Pro Forma Financial Information.

     Unaudited pro forma condensed consolidated financial statements of the Company consisting of a pro forma balance sheet as of December 31, 1999 and a pro forma income statement for the year ended December 31, 1999, together with the notes thereto, are filed herein as Exhibit 99.4.

(c) Exhibits. The following exhibits are filed herewith:

     EXHIBIT NO.    DESCRIPTION

     99.1 Stock Purchase and Indemnity Agreement by and among the Company, White Mountains Holdings
                    (Barbados) SRL and Dexia for all the outstanding shares of White Mountains Holdings, Inc. and indirectly for certain of the outstanding capital stock of FSA dated March 14, 2000*

     99.2 Voting Agreement, dated as of March 14, 2000, by and between Dexia, the Company, White Mountains Services Corporation and
                    White Mountains Properties (Barbados) SRL*

     99.3           Press Release of the Company dated March 14, 2000*

     99.4           Unaudited pro forma condensed consolidated financial statements of the Company consisting of a pro forma balance sheet as of
                    December 31, 1999 and a pro forma income statement for the year ended December 31, 1999, together with the notes thereto.


* previously filed

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          WHITE MOUNTAINS INSURANCE GROUP, LTD.



Dated: May 5, 2000                  By: /s/ Michael S. Paquette
                                        -----------------------
                                          Michael S. Paquette
                                          Senior Vice President and
                                          Controller

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                                  EXHIBIT INDEX

     EXHIBIT NO.   DESCRIPTION
     99.1          Stock Purchase and Indemnity Agreement by and
                   among the Company, White Mountains Holdings
                   (Barbados) SRL and Dexia for all the outstanding
                   shares of White Mountains Holdings, Inc. and
                   indirectly for certain of the outstanding capital
                   stock of FSA dated March 14, 2000*

     99.2 Voting Agreement, dated as of March 14, 2000, by and between Dexia, the Company, White Mountains Services Corporation and
                   White Mountains Properties (Barbados) SRL*

     99.3          Press Release of the Company dated March 14, 2000*

     99.4          Unaudited pro forma condensed consolidated financial statements of the Company consisting of a pro forma balance sheet as of
                   December 31, 1999 and a pro forma income statement for the year ended December 31, 1999, together with the notes thereto.


* previously filed

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